INVENTORY	12 Months Ended
Dec. 31, 2020
Inventory Disclosure [Abstract]
INVENTORY	INVENTORY
The following table presents detail of inventory balances:

	December 31,
	2020	2019
Inventory:
Raw materials	$325	$344
MedCenters	1,655	3,739
Pharmacy	837	511
Total inventory	$2,817	$4,594
At December 31, 2020, the Company had a balance of approximately $0.2 million in reserve for obsolescence of inventory, which was classified in cost of sales. At December 31, 2019, the Company did not have a reserve for obsolescence of inventory.
During the year ended December 31, 2020, $7.3 million of inventory was recognized as pharmacy cost of sales and $0.4 million was recognized as hardware cost of sales on the consolidated statement of operations. During the year ended December 31, 2019, $2.6 million of inventory was recognized as pharmacy and hardware cost of sales on the consolidated statement of operations